Exhibit 99.1

MASTER SECURITY AGREEMENT

dated as of November 28, 2007 (“Agreement”)

THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”) and Icagen, Inc. (“Debtor”). Secured Party has an office at 83 Wooster Heights Road, Danbury, CT 06810. Debtor is a corporation organized and existing under the laws of the state of DE (“the State”). Debtor’s mailing address is P.O. Box 14487, Durham, NC 27703 and chief place of business is 4222 Emperor Blvd., Ste. 350, Durham County, Durham, NC 27703.

1. CREATION OF SECURITY INTEREST.

Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement (“Collateral Schedule”), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively “Notes” and each a “Note”), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the “Indebtedness”).

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

(a) Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

(b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the “Debt Documents”);

(c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

(d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

(f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

(h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

(i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

(j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

(k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, and (iii) inchoate materialmen’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called “Permitted Liens”); and

(l) Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

3. COLLATERAL.

(a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks,

Debtor will promptly notify Secured Party in writing of the location of any Collateral.

(b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

(c) Secured Party does not authorize and Debtor agrees it shall not without prior written consent of the Secured Party (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

(d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all reasonable costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

(e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor’s books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior written notice.

(f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4. INSURANCE.

(a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

(b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as additional insured and lender’s loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5. REPORTS.

(a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation, organization or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

(b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor’s president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, within 120 days of fiscal year end or at such time as Debtor’s Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide to Secured Party or make available on Debtor’s website quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission (“SEC”). All such statements are to be prepared using generally accepted accounting principles (“GAAP”) and, if Debtor is a publicly held company, are to be in compliance with SEC requirements.

6. FURTHER ASSURANCES.

(a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

(b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor’s name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party’s interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral.

(c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, reasonable related attorneys’ fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral, this agreement, any other Debt Document, and the transactions contemplated hereby or thereby, except for claims, actions or suits arising from the gross negligence or willful misconduct of Secured Party or its successors or assigns and their respective directors, officers and employees as determined by final judgment of a court of competent jurisdiction.

7. DEFAULT AND REMEDIES.

(a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

(i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents and fails to cure the breach within ten (10) days;

(ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

(iii) Debtor breaches any of its insurance obligations under Section 4;

(iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

(v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

(vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

(vii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively “Guarantor”) dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

(viii) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

(ix) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

(x) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

(xi) Debtor’s improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral;

(xii) There is a material adverse change in the Debtor’s financial condition as reasonably determined solely by Secured Party;

(xiii) Any Guarantor revokes or attempts to revoke its guaranty of any of the Indebtedness or fails to observe or perform any covenant, condition or agreement to be performed under any guaranty or other related document to which it is a party;

(xiv) Debtor defaults under any other material obligation for (A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement. For purposes of this subsection (xiv) material shall be deemed to mean any obligation in excess of $ 100,000.

(xv) At any time during the term of this Agreement Debtor experiences a change of control such that any person or entity acquires either more than 50% of the voting stock of Debtor or all or substantially all of Debtor’s assets, in either case, without Secured Party’s prior written consent. Notwithstanding the foregoing, Debtor shall not be deemed to have experienced a change of control as a result of, or in connection with, any equity financing or equity investment in Debtor where a majority of Debtor’s pre-investment Board of Directors continues in office.

(b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

(c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

(d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation reasonable attorneys’, appraisers’, and auctioneers’ fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

(e) Debtor agrees to pay all reasonable attorneys’ fees and other fees, costs and expenses incurred by Secured Party (including, without limitation, the allocated cost of in-house legal counsel) in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

(f) Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

(g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8. MISCELLANEOUS.

(a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

(b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

(c) Debtor agrees to pay all reasonable attorneys’ fees and all other fees, costs and expenses incurred by Secured Party (including, without limitation, the allocated cost of in-house legal counsel) in connection with the preparation, negotiation and closing of the transactions contemplated in this Agreement and all related documents and schedules and in connection with the continued administration thereof, including, without limitation, any amendments, modifications, consents or waivers thereof and in connection with the protection, monitoring or preservation of the Collateral. Debtor further agrees that such fees and costs shall constitute Indebtedness.

(d) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

(e) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Debtor” and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

(f) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

(g) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

(h) Debtor authorizes Secured Party to use its name, logo and/or trademark without notice to or consent by Debtor, in connection with certain promotional materials that Secured Party may disseminate to the public. The promotional materials may include, but are not limited to, brochures, video tape, internet website, press releases, advertising in newspaper and/or other periodicals, lucites, and any other materials relating the fact that Secured Party has a financing relationship with Debtor and such materials may be developed, disseminated and used without Debtor’s review. Nothing herein obligates Secured Party to use Debtor’s name, logo and/or trademark, in any promotional materials of Secured Party.

(i) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY: DEBTOR:

General Electric Capital Corporation		Icagen, Inc.

By:	/s/ Scott B. Towers	By:	/s/ P. Kay Wagoner
Name:	Scott B. Towers	Name:	P. Kay Wagoner
Title:	Duly Authorized Signatory	Title:	CEO

State of NC

EQUIPMENT CONCENTRATION RIDER

Reference is made to the Master Security Agreement dated as of November 28, 2007, between Icagen, Inc. (“Debtor”) and GENERAL ELECTRIC CAPITAL CORPORATION (“Secured Party”) (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), to which this Equipment Concentration Rider is attached. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement. Debtor hereby acknowledges and agrees that any and all advances made by Secured Party to or on behalf of Debtor in connection with the Agreement (“the Advances”) shall be used solely for the reimbursement of the purchase price of Eligible Equipment (as defined below) and the financing of Soft Costs (as defined below). Debtor hereby represents, warrants and agrees that at no time shall the ratio (expressed as a percentage) of the portion of the Advances used to finance Soft Costs to the aggregate amount of all Advances made since November 28, 2007 exceed fifteen percent (15%). Notwithstanding the foregoing, the aggregate principal amount of all Advances used to finance Soft Costs shall not exceed $150,000.

As used herein the term “Eligible Equipment” shall mean new equipment that is approved by Secured Party consisting of new laboratory and manufacturing equipment, office equipment, computer hardware, and furniture purchased and owned by Debtor at any time after November 28, 2007, which such equipment is located at a location owned or leased by Debtor (or at a third party location approved by Secured Party) within the continental United States (and if at a leased or other third party location, subject to a satisfactory Landlord Consent or Bailee Agreement, as the case may be, in form and substance acceptable to Secured Party, in accordance with the Agreement), and which equipment is subject to a first priority perfected lien in favor of Secured Party. Any Eligible Equipment that is supported by an invoice with a purchase date older than 90 days of the funding date for the applicable Advance shall be subject to a discount to be agreed upon between Secured Party and Debtor.

As used herein the term “Soft Costs” shall mean software licenses, freight, installation, sales taxes and other soft costs, all as approved by Secured Party.

Accepted and Agreed:

Icagen, Inc.

By:	Robert J. Jakobs
Title:	Sr. Director Finance
Date:	November 28, 2007

(FRME) (R060806) *LOAN5404*

THIS SAMPLE DOES NOT CONSTITUTE AN OFFER TO PROVIDE FINANCING ON THE TERMS CONTAINED HEREIN. ANY FINANCING SHALL BE SUBJECT TO THE NEGOTIATION OF DEFINITIVE DOCUMENTATION, THE TERMS OF WHICH MAY DIFFER MATERIALLY FROM THE TERMS CONTAINED IN THIS SAMPLE.

PROMISSORY NOTE

(Date)

FOR VALUE RECEIVED, SAMPLE, a                      located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 83 Wooster Heights Road, Danbury, CT 06810 or at such other place as Payee may designate, the principal sum of                      Dollars ($                      ), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of          percent (          %) per annum (the “Contract Rate”) in                      (                      ) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount

(each, a “Periodic Installment”) and a final installment which shall be in the amount of the total outstanding and unpaid principal, accrued interest and any and all amounts due hereunder and under the other Debt Documents (as defined below). The first Periodic Installment shall be due and payable on                      and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding period (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of Payee, be calculated and applied on an assumption that such payment would be made on its due date.

All payments shall be applied: first, to interest due and unpaid hereunder and under the other Debt Documents; second, to all other amounts due and unpaid hereunder and under the other Debt Documents, and then to principal due hereunder and under the other Debt Documents. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time. The payment of any Periodic Installment prior to its due date shall result in a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance.

All amounts due hereunder and under the other Debt Documents are payable in the lawful currency of the United States of America. Maker hereby expressly authorizes Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”, and collectively with any other document or agreement related thereto or to this Note, the “Debt Documents”).

Time is of the essence hereof. If Payee does not receive from Maker payment in full of any Periodic Installment or any other sum due under this Note or any other Debt Document is not received within ten (10) days after its due date, Maker agrees to pay a late fee equal to five percent (5%) on such late Periodic Installment or other sum, but not exceeding any lawful maximum. Such late fee will be immediately due and payable, and is in addition to any other costs, fees and expenses that Maker may owe as a result of such late payment. Additionally, if (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Debt Document, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any other Debt Document, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment). The application of such 18% interest rate shall not be interpreted or deemed to extend any cure period set forth in this Note or any other Debt Document, cure any default or otherwise limit Payee’s right or remedies hereunder or under any Debt Document.

Notwithstanding anything to the contrary contained herein or in any other Debt Documents, Maker may not prepay in full or in part any indebtedness hereunder without the express written consent of Payee in its sole discretion.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any other Debt Document, in no event shall this Note or any other Debt Document require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any other Debt Document, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any other Debt Document on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event: (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Debt Document which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Payee to receive a greater interest per annum rate than is presently allowed, Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

Maker hereby consents to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any other Debt Document or any term and provision of either, which may be made, granted or consented to by Payee, and agrees that suit may be brought and maintained against Maker and/or any and all sureties, endorsers, guarantors or any others who may at any time become liable for payments and performance under this Note and any other Debt Documents (each such person, other than Maker, an “Obligor”), at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. Maker hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT.

MAKER IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CONNECTICUT TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING AND TO SETTLE ANY DISPUTES, WHICH MAY ARISE OUT OF OR IN CONNECTION HEREWITH AND WITH THE DEBT DOCUMENTS (COLLECTIVELY, THE “PROCEEDINGS”), AND MAKER FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REMOVE ANY SUCH PROCEEDINGS FROM ANY SUCH COURT (EVEN IF REMOVAL IS SOUGHT TO ANOTHER OF THE ABOVE-NAMED COURTS). MAKER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MIGHT NOW OR HEREAFTER HAVE TO THE ABOVE-NAMED COURTS BEING NOMINATED AS THE EXCLUSIVE FORUM TO HEAR AND DETERMINE ANY SUCH PROCEEDINGS AND AGREES NOT TO CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON WHATSOEVER, THAT IT OR ITS PROPERTY IS IMMUNE FROM LEGAL PROCESS FOR ANY REASON WHATSOEVER, THAT ANY SUCH COURT IS NOT A CONVENIENT OR APPROPRIATE FORUM IN EACH CASE WHETHER ON THE GROUNDS OF VENUE OR FORUM NON-CONVENIENS OR OTHERWISE. MAKER ACKNOWLEDGES THAT BRINGING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS SET FORTH ABOVE WILL CAUSE IRREPARABLE HARM TO PAYEE WHICH COULD NOT ADEQUATELY BE COMPENSATED BY MONETARY DAMAGES, AND, AS SUCH, MAKER AGREES THAT, IN ADDITION TO ANY OF THE REMEDIES TO WHICH PAYEE MAY BE ENTITLED AT LAW OR IN EQUITY, PAYEE WILL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS (WITHOUT THE POSTING OF ANY BOND AND WITHOUT PROOF OF ACTUAL DAMAGES) TO ENJOIN THE PROSECUTION OF ANY SUCH PROCEEDINGS IN ANY OTHER COURT. Notwithstanding the foregoing, each of Maker and Payee shall have the right to apply to a court of competent jurisdiction in the United States of America or abroad for equitable relief as is necessary to preserve, protect and enforce its respective rights under this Note and any other Debt Document, including, but not limited to orders of attachment or injunction necessary to maintain the status quo pending litigation or to enforce judgments against Maker, any Obligor or the collateral pledged to Payee pursuant to any Debt Document or to gain possession of such collateral. MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY DEBT DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY

SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the other Debt Documents constitute the entire agreement of Maker and Payee with respect to the subject matter hereof and supersede all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Payment Authorization

Payee is hereby directed and authorized by Maker to advance and/or apply the proceeds of the loan as evidenced by this Note to the following parties in the stipulated amounts as set forth below:

Company Name	Address	Amount

Any provision in this Note or any of the other Debt Documents which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

SAMPLE

By:

Name:

Title:

Federal Tax ID #:

Address:	SAMPLE ADDRESS, ASTORIA, QUEENS County, NY 11105

[SAMPLE]

THIS SAMPLE DOES NOT CONSTITUTE AN OFFER TO PROVIDE FINANCING ON THE TERMS CONTAINED HEREIN. ANY FINANCING SHALL BE SUBJECT TO THE NEGOTIATION OF DEFINITIVE DOCUMENTATION, THE TERMS OF WHICH MAY DIFFER MATERIALLY FROM THE TERMS CONTAINED IN THIS SAMPLE.

COLLATERAL SCHEDULE NO. 001

THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of                                          between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and CUSTOMER NAME as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated                      in the original principal amount of $            .

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	CUSTOMER NAME

By:	By:

Name:	Name:

Title:	Title:

Date:	Date: